DISCO Announces Second Quarter 2026 Financial Results

Total Revenue of $43.1 Million, A Year Over Year Increase of 13%
AUSTIN, Texas - August 5, 2026 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its second quarter ended June 30, 2026.

“This was another strong quarter for DISCO as we continue to deepen our relationships with our largest customers, secure large and complex matters and extend our lead in AI built specifically for litigators," said Eric Friedrichsen, CEO of DISCO. "We are also excited to announce our new unified litigation solution that will move DISCO well beyond traditional ediscovery and into delivering full-stack litigation capabilities unlike anything else on the market."

Second Quarter 2026 Financial Highlights:

•Software revenue was $36.8 million, up 13% compared to the second quarter of 2025.
•Total revenue was $43.1 million, up 13% compared to the second quarter of 2025.
•GAAP net loss was $8.7 million, compared to $10.8 million in the second quarter of 2025.
•Adjusted EBITDA was $(3.4) million, compared to $(2.7) million in the second quarter of 2025.

Recent Business Highlights:
•Director Appointment: DISCO welcomed longtime information security expert and former Meta senior executive, Andre Mintz, to the Board of Directors in July 2026.
•Large Customers: DISCO grew to 354 customers with revenue in excess of $100,000 over the previous 12-month period as of June 30, 2026, a 10% increase compared to June 30, 2025.
•Unified Litigation Solution: DISCO announced the launch of a new unified litigation solution that combines the facts of a matter with the relevant U.S. case law to give litigators instant access to their most critical information in a single, powerful AI-native application.

Third Quarter and Full Year 2026 Financial Outlook

As of August 5, 2026, DISCO is issuing the following outlook for the third quarter of 2026 and fiscal year 2026:

Third quarter of 2026:

•Software revenue in the range of $38.1 million - $39.1 million.
•Total revenue in the range of $43.75 million - $45.75 million.
•Adjusted EBITDA in the range of $(1.75) million - $(0.25) million.

Fiscal year 2026:

•Software revenue in the range of $147.5 million - $152.5 million.
•Total revenue in the range of $172.0 million - $179.0 million.
•Adjusted EBITDA in the range of $(8.0) million - $(5.0) million.

DISCO’s third quarter and fiscal year 2026 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

A reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price and expenses associated with the stockholder litigation. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 7:30 a.m. CT (8:30 a.m. ET) today, August 5, 2026, to discuss its second quarter financial results and business highlights. The conference call can be accessed by dialing (833) 461-5787 from the United States or +1 (585) 542-9983 internationally with conference ID 436-526-207. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call, a webcast replay will be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides comprehensive, innovative solutions for modern litigation. We create and service an intuitive, cloud-native platform at the forefront of litigation technology, backed by the partnership of expert professional services and support. Leveraging the latest in AI to help law firms and corporations achieve smarter outcomes faster, our scalable products and tools allow customers to simplify everyday tasks and tackle complex matters at every stage of litigation.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s product offerings, including the capabilities of DISCO’s unified litigation solution, strategies and business initiatives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our ability to maintain and advance our innovation and brand; (iii) our ability to effectively add new customers; (iv) our ability to effectively increase usage and penetration with our existing customer base; (v) our ability to expand our sales coverage and establish a digital sales channel; (vi) our ability to expand internationally; (vii) our ability to grow our partner ecosystem and maintain existing strategic relationships with law firms, legal services providers and our other partners; (viii) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (ix) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) the impact of general macroeconomic conditions, such as fluctuations in inflation and interest rates and the imposition of tariffs in the United States and abroad, on our or our customers’ businesses; (xv) the impact of unfavorable conditions in the legal industry, including as a result of decreased levels of regulatory enforcement and future shutdowns of the U.S. government, on the growth of our business and usage of our product offerings; and (xvi) the impact that global events, such as the Russia-Ukraine war, the war in Iran and the broader conflict and escalating tensions in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 6, 2026. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$10,887	$19,655
Short-term investments	90,507	94,942
Accounts receivable, net	27,953	25,622
Insurance recovery receivable related to legal loss	8,131	8,039
Prepaid expenses and other current assets	4,099	4,736
Total current assets	141,577	152,994
Property and equipment, net	7,706	7,583
Operating lease right-of-use assets	4,940	6,121
Other intangible assets, net	116	206
Goodwill	5,898	5,898
Other assets	1,151	837
Total assets	$161,388	$173,639
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,235	$3,888
Accrued expenses	6,243	6,533
Accrued legal loss	11,500	11,500
Accrued salary and benefits	8,564	10,457
Deferred revenue	4,189	5,382
Operating leases	2,738	2,624
Finance leases	44	44
Total current liabilities	37,513	40,428
Operating leases, non-current	2,828	4,231
Finance leases, non-current	50	72
Other liabilities	838	801
Total liabilities	41,229	45,532
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of June 30, 2026 and December 31, 2025	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of June 30, 2026 and December 31, 2025; 64,857 and 63,264 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	325	317
Additional paid-in capital	479,953	469,560
Accumulated other comprehensive (loss) income	(41)	32
Accumulated deficit	(360,078)	(341,802)
Total stockholders’ equity	120,159	128,107
Total liabilities and stockholders’ equity	$161,388	$173,639

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$43,146	$38,106	$85,028	$74,759
Cost of revenue	11,032	9,683	21,831	19,186
Gross profit	32,114	28,423	63,197	55,573
Operating expenses:
Research and development	14,932	13,968	29,632	28,225
Sales and marketing	16,875	15,241	32,960	29,768
General and administrative	9,523	11,024	19,914	22,000
Total operating expenses	41,330	40,233	82,506	79,993
Loss from operations	(9,216)	(11,810)	(19,309)	(24,420)
Interest and other income, net	693	1,208	1,309	2,562
Loss from operations before income taxes	(8,523)	(10,602)	(18,000)	(21,858)
Income tax provision	(135)	(210)	(276)	(347)
Net loss attributable to common stockholders	$(8,658)	$(10,812)	$(18,276)	$(22,205)
Unrealized loss on investments	(20)	(9)	(73)	(49)
Comprehensive loss	$(8,678)	$(10,821)	$(18,349)	$(22,254)
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.18)	$(0.29)	$(0.36)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	64,489	61,245	64,084	60,913

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2026	2025
Cash flow from operating activities:
Net loss	$(18,276)	$(22,205)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	1,573	1,829
Stock-based compensation	10,498	12,357
Charge to allowance for credit losses	555	1,097
Non-cash operating lease costs	1,181	1,118
Amortization of premium on short-term investments	(1,566)	(1,707)
Other	336	(103)
Changes in operating assets and liabilities:
Accounts receivable	(2,887)	(1,840)
Insurance recovery receivable related to legal loss	(92)	—
Prepaid expenses and other current assets	636	125
Other long-term assets	(95)	—
Accounts payable	8	(749)
Accrued expenses and other	(2,183)	(2,716)
Deferred revenue	(1,193)	(803)
Operating lease liabilities	(1,289)	(1,062)
Other liabilities	37	(60)
Net cash used in operating activities	(12,757)	(14,719)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(1,852)	(1,490)
Purchases of short-term investments	(77,208)	(91,940)
Maturities of short-term investments	83,135	77,138
Proceeds from disposal of equipment	11	4
Net cash provided by (used in) investing activities	4,086	(16,288)
Cash flow from financing activities:
Proceeds from exercise of stock options	8	29
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	220	240
Repurchase of common stock related to net share settlement	(303)	(44)
Cash paid for acquisitions	—	(296)
Principal payments on finance lease obligations	(22)	(21)
Net cash used in financing activities	(97)	(92)
Net decrease in cash and cash equivalents:	(8,768)	(31,099)
Cash and cash equivalents at beginning of period	19,655	52,771
Cash and cash equivalents at end of period	$10,887	$21,672

CS DISCO, INC.

Consolidated Statements of Cash Flows (continued)
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2026	2025
Supplemental disclosure:
Cash paid for taxes	$503	$931
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$—	$42

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss	$(8,658)	$(10,812)	$(18,276)	$(22,205)
Depreciation and amortization expense	596	902	1,573	1,829
Income tax provision	135	210	276	347
Interest and other, net	(693)	(1,208)	(1,309)	(2,562)
Stock-based compensation expense	5,063	6,478	10,498	12,357
Payroll tax expense on employee stock transactions	151	161	354	311
Expenses associated with stockholder litigation	—	1,581	—	2,146
Adjusted EBITDA	$(3,406)	$(2,688)	$(6,884)	$(7,777)
Adjusted EBITDA margin	(8)%	(7)%	(8)%	(10)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cost of revenue	$11,032	$9,683	$21,831	$19,186
Non-GAAP adjustments:
Stock-based compensation expense	(486)	(562)	(1,014)	(1,061)
Non-GAAP cost of revenue	$10,546	$9,121	$20,817	$18,125
Non-GAAP gross profit	$32,600	$28,985	$64,211	$56,634
Non-GAAP gross margin	76%	76%	76%	76%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Research and development	$14,932	$13,968	$29,632	$28,225
Non-GAAP adjustments:
Stock-based compensation expense	(1,555)	(2,244)	(3,397)	(4,287)
Non-GAAP research and development	$13,377	$11,724	$26,235	$23,938
Non-GAAP research and development as a % of revenue	31%	31%	31%	32%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Sales and marketing	$16,875	$15,241	$32,960	$29,768
Non-GAAP adjustments:
Stock-based compensation expense	(1,215)	(1,478)	(2,537)	(2,822)
Non-GAAP sales and marketing	$15,660	$13,763	$30,423	$26,946
Non-GAAP sales and marketing as a % of revenue	36%	36%	36%	36%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
General and administrative	$9,523	$11,024	$19,914	$22,000
Non-GAAP adjustments:
Stock-based compensation expense	(1,807)	(2,194)	(3,550)	(4,187)
Expenses associated with stockholder litigation	—	(1,581)	—	(2,146)
Non-GAAP general and administrative	$7,716	$7,249	$16,364	$15,667
Non-GAAP general and administrative as a % of revenue	18%	19%	19%	21%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Loss from operations	$(9,216)	$(11,810)	$(19,309)	$(24,420)
Operating margin	(21)%	(31)%	(23)%	(33)%
Non-GAAP adjustments:
Stock-based compensation expense	5,063	6,478	10,498	12,357
Expenses associated with stockholder litigation	—	1,581	—	2,146
Non-GAAP loss from operations	$(4,153)	$(3,751)	$(8,811)	$(9,917)
Non-GAAP operating margin	(10)%	(10)%	(10)%	(13)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss attributable to common stockholders	$(8,658)	$(10,812)	$(18,276)	$(22,205)
Non-GAAP adjustments:
Stock-based compensation expense	5,063	6,478	10,498	12,357
Expenses associated with stockholder litigation	—	1,581	—	2,146
Non-GAAP net loss attributable to common stockholders	$(3,595)	$(2,753)	$(7,778)	$(7,702)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(0.06)	$(0.04)	$(0.12)	$(0.13)
Weighted average shares used to compute basic and diluted net loss per share	64,489	61,245	64,084	60,913
Non-GAAP net loss attributable to common stockholders as a % of revenue	(8)%	(7)%	(9)%	(10)%